UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PETMED EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETMED EXPRESS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2018

TO THE OWNERS OF COMMON STOCK OF PETMED EXPRESS, INC.

The 2018 Annual Meeting of Stockholders (“Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”) will be held on Friday, July 27, 2018 at 1:00 p.m., Eastern Time, at the Company’s Headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. The purposes of the meeting are:

1.	To elect six Directors to our Board of Directors;

2.	To conduct an advisory vote on named executive officer compensation;

3.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2019 fiscal year; and

4.	To transact any other business as may properly come before the meeting.

       These items are described in the attached Proxy Statement.

Only stockholders of record at the close of business on Friday, June 1, 2018, the record date, are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. On June 1, 2018, there were 20,600,605 shares of common stock issued and outstanding. A list of stockholders entitled to vote will be available for examination for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445. This list will also be available to stockholders at the Annual Meeting.

       We would like to extend a personal invitation for you to join us at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote as soon as possible. We encourage you to sign and return your proxy card or voting instructions prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the Annual Meeting. If you attend, you may withdraw your proxy and vote in person. An admission card, brokerage statement, or proof of ownership of the Company’s common stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting.

       This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card and our Annual Report on Form 10-K for the year ended March 31, 2018 are first being distributed to stockholders on or about June 11, 2018.

By Order of the Board of Directors,

MENDERES AKDAG

Chief Executive Officer, President, Director

Delray Beach, Florida

June 11, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 27, 2018: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2018, is available at: http://viewproxy.com/1800petmeds/2018

PETMED EXPRESS, INC.

420 South Congress Avenue

Delray Beach, FL 33445

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of PetMed Express, Inc. (the “Company,” “PetMed Express, Inc.,” “we,” “us,” “our”) for use at our 2018 Annual Meeting. Our Annual Meeting will be held on Friday, July 27, 2018, at 1:00 p.m., Eastern Time, at the Company’s Headquarters, 420 South Congress Avenue, Delray Beach, FL 33445. If you require directions to the Annual Meeting please call (561) 526-4444, extension 8195.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What am I voting on?

1.	The election of six directors to our Board of Directors (Menderes Akdag, Leslie C.G. Campbell, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Robert C. Schweitzer).
2.	Executive Compensation (an advisory non-binding vote).
3.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2019 fiscal year.

All nominees are current Board members who were elected by stockholders at the 2017 Annual Meeting except for Ms. Campbell, whose Board service would commence upon her election at the 2018 Annual Meeting. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2018 Annual Meeting.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a stockholder of record at the close of business on June 1, 2018, the record date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2018 (“2018 Annual Report on Form 10-K”), along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, has delivered printed versions to you by mail beginning on or about June 11, 2018. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about June 11, 2018, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote “FOR” items 1, 2 and 3. Also, your proxy is authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of our Board of Directors.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet; and
●	instruct the Company to send future proxy materials to you electronically by email.

 The Company’s proxy materials are also available on the Company’s website at:

http://www.1800petmeds.com/annualreports.jsp. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, 2018 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and 2018 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

●	By Mail: If you requested printed copies of the proxy materials by mail, stockholders should sign, date, and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
●

By Telephone or Internet: Stockholders may vote by proxy over the telephone or Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Street name holders, however, may vote by telephone or Internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

●

At the Meeting: If you are a stockholder of record and attend the Annual Meeting, you may vote in person, by ballot, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on June 1, 2018, the record date for voting.

Who is entitled to vote and how many votes do they have?

Holders of our common stock as of the close of business on June 1, 2018, the record date, are entitled to vote at the Annual Meeting. Each issued and outstanding share of our common stock is entitled to one vote. As of the record date, 20,600,605 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

A quorum is necessary to hold a valid meeting. Shares representing the majority of the total outstanding common stock of the Company entitled to vote at the meeting, present or represented by proxy, constitute a quorum for the conduct of business at the meeting. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

Assuming a quorum is established:

●

In an uncontested election, as is occurring this year, directors must be elected by a majority of the votes cast. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Failure to receive a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 12). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)

●

The advisory vote on named executive officer compensation requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting and entitled to vote on the matter in order to be approved. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.

●

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting in person or by proxy and entitled to vote on the matter.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR each of the nominees for director set forth on page 5;
●	FOR the approval of named executive officer compensation set forth on page 6; and
●	FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 6.

May I change or revoke my vote after I return my proxy card?

Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
●	Executing and delivering a later dated proxy card; or
●	If you are a stockholder of record, or a beneficial owner with a proxy from the stockholder of record, voting in person at the Annual Meeting.

Who will count the votes and where can I find the voting results of the Annual Meeting?

     A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.

How are abstentions and broker non-votes counted?

Abstentions are considered shares present at the Annual Meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to PetMed Express, Inc.’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.

If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed “routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on the proposals at the Annual Meeting.

Item 1 (Election of Directors) and Item 2 (Advisory Vote on Named Executive Officer Compensation) are considered non-routine matters, and Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm) is considered a routine matter. If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How do I get an admission card to attend the Annual Meeting?

If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the Annual Meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. If you do not receive the legal proxy in time or you want to attend the Annual Meeting but not vote in person, bring your most recent brokerage statement or proof of ownership with you to the Annual Meeting. We can use that to verify your ownership of common stock and admit you to the Annual Meeting; however you will not be able to vote your shares at the Annual Meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person. You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and employees may solicit proxies by email, telephone, mail, and personal contact. They will not receive any additional compensation for these activities. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.

When are stockholder proposals due for next year’s Annual Meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) stockholders may present proper proposals for inclusion in the Company’s next year’s proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our Annual Meeting.

Therefore, proposals that stockholders wish to be included in next year’s proxy statement for the annual meeting of stockholders to be held in 2019 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, not later than one hundred twenty (120) calendar days prior to the anniversary date of our Proxy Statement. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies. As of the date of this Proxy Statement, we had not received notice of any stockholder proposals for the 2018 Annual Meeting described herein.

How may I communicate with the Company’s Board, a committee of the Board or the non-management Directors on the Company’s Board?

You may contact any of our directors by writing to them c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by the Company that is addressed to the independent members of the Board and request copies of any such correspondence.

Can different stockholders sharing the same address receive only one Annual Report on Form 10-K and Proxy Statement?

Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as “householding” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card. Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee

ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the following nominees for director:

Menderes Akdag, Leslie C.G. Campbell, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. Our Board currently consists of five directors. On June 1, 2018, the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, increased the number of directors from five to six in connection with a new nominee to the Board. The Corporate Governance and Nominating Committee has recommended to the Board, and the Board has nominated for election by the stockholders, six individuals. Nominated for re-election are the five currently serving incumbent directors, and the Board has nominated Leslie C. G. Campbell for election to the newly created director position as an additional independent director, advancing diversity on our Board of Directors.

Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below under “Nominees for Directors of PetMed Express, Inc.”

The Board and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board with an optimal balance of leadership, competencies, qualifications, and diversity in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his and her skills and abilities to aid the long-term interests of our stockholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board.

ITEM 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors unanimously recommends a vote “FOR” the approval of the named executive officer compensation described in this Proxy Statement.

In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a “say-on-pay”). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation Committee of the Board of Directors. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At our 2017 annual meeting of stockholders, our named executive officer compensation program was approved, on an advisory basis, by a majority of the votes cast.

Our Compensation Committee believes that this level of approval is indicative of our stockholders’ general support of our compensation philosophy and goals. However, we recognize the concern about the lack of performance criteria in the Chief Executive Officer’s current contract, and when his contract is up for renewal as of March 2019, any proposed contract will include performance criteria and grading, similar to that of our other named executive officer, whose compensation is discussed below. We encourage stockholders to read the Compensation Discussion and Analysis, the Fiscal 2018 Summary Compensation Table and the other related tables and disclosure, beginning on page 22 of this Proxy Statement, which describes the details of our named executive officer compensation program and the decisions made by the Compensation Committee in fiscal 2018. Accordingly, we ask the Company’s stockholders to vote on the following resolution at the Annual Meeting: “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2018 Summary Compensation Table and the other related tables and disclosure.”

We currently conduct annual advisory votes on executive compensation and expect that the next say-on-pay vote will occur at our 2019 annual meeting of stockholders.

ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

The Audit Committee of our Board of Directors has approved and re-appointed RSM US LLP to audit our fiscal year 2019 consolidated financial statements. RSM US LLP (formerly Goldstein Golub Kessler LLP, McGladrey & Pullen, LLP, and McGladrey LLP) has served us in this capacity since March 2001. Representatives of the firm may be available at the Annual Meeting to make a statement, if they choose, and to answer any questions you may have.

DIRECTOR QUALIFICATIONS AND DIVERSITY

There are certain minimum qualifications for Board membership that Director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its Committees, and relevant experience. Also as set forth in the Corporate Governance and Nominating Committee Charter (“Charter”), “[d]iversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership.”   The Charter thus provides that a commitment to diversity is a consideration in the identification and nomination of Director candidates. The Corporate Governance and Nominating Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to the Charter in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition to the Board. In the event that either a vacancy on the Board occurs or the Corporate Governance and Nominating Committee determines that there is a need for an addition to the Board, as part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by stockholders or others.

The criteria for open Board positions, if any, includes, among others, the current composition of the Board, the range of talents, experiences, and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, and a willingness and ability to devote adequate time to our Board’s duties. The assessment of candidates includes a review of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conduct appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board. While the Committee believes that the success of the Company is indicative of the long-time Board’s makeup, it is mindful of the corporate trend toward diversity. With that in mind, on June 1, 2018 the Board voted to nominate Leslie C.G. Campbell for election to the Board by the stockholders at the 2018 Annual Meeting.

NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.

The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as Directors of the Company. They collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a Director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group, should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

MENDERES AKDAG, 57, Chief Executive Officer, President, Director

Mr. Akdag has served as the Company’s Chief Executive Officer since March, 2001 and as President since August, 2005, and was appointed to the Board of Directors in November, 2002, bringing a breadth of experience in the areas of direct response marketing, operations, and finance. Mr. Akdag is also a member of the Company’s Investment Committee. Mr. Akdag has played a vital role in the continuing development and implementation of the Company’s strategic business plan, leading the Company into its expansion into online retail sales and pursuing nationwide recognition of the Company’s brand. At the time Mr. Akdag accepted the position as Chief Executive Officer, the Company had net operating losses and an accumulated deficit. Since he joined the Company, annual sales have increased from $10.0 million to $273.8 million, and the diluted earnings per share have increased, from a $0.28 loss to $1.82 earnings.

In 2009, Mr. Akdag was an Ernst & Young® Entrepreneur of the Year Florida Winner in the retail category as well as a national finalist. Recognized globally, the award honors the most outstanding entrepreneurs who inspire others with their vision, leadership, and achievement. Mr. Akdag holds a Bachelor of Science degree in Business Administration with a major in finance from the University of Florida where he graduated with high honors.

Prior to joining PetMed Express, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products, from November 2000 until March, 2001. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses. While there, Mr. Akdag served as Chief Financial Officer from May 1991 until August 1992, as Chief Executive Officer from August 1992 until May 1996, and as President from May 1996 until August 2000. From May 1991 until May 1996, Mr. Akdag was also a member of the Board of Directors.

Mr. Akdag’s wide-ranging expertise in strategic planning, direct response marketing, operations and finance, and his leadership capabilities, are recognized as invaluable by the Board of Directors. As a member of the Board, Mr. Akdag is able to offer our Board of Directors critical insight into Company-specific issues, and to make very significant contributions to the Board’s decision-making processes.

LESLIE C.G. CAMPBELL, 59, New Director Nominee

On June 1, 2018 Leslie Campbell was nominated to our board of directors. Ms. Campbell is an accomplished international executive with multi-disciplinary expertise, and a proven history of global leadership across multiple industries. Over Ms. Campbell’s 30+ year career, she has had widely recognized success in formulating strategies that optimize the performance of multi-billion dollar global organizations such as Dell, Inc. and Oracle Corporation. She is particularly recognized for her international and technology experience, for demonstrating deep customer and product understanding and focus, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results.

Ms. Campbell is currently a member of the Board of Directors of Coupa Software, Inc. (NASDAQ: COUP) where she is the Chair of the Nominating and Corporate Governance committee and serves on the Audit committee. In 2017, Ms. Campbell joined the Growth Advisory Board of Diligent, the privately held creator of Diligent Boards, the widely used board portal. Since 2013, she has also been a member of the Board of Directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and serves there as Vice Chairman and a member of the Executive Committee, as well as the Finance, Audit and Compensation committees.

Until 2012, Ms. Campbell served as Chief Procurement Officer for Reed Elsevier, a world leading provider of professional information solutions in the science, medical, legal, risk, and business sectors. After joining Reed Elsevier in September 2007, Ms. Campbell successfully transformed the procurement function, creating and running the first global procurement organization in the company’s history. In 2011, Supply Chain Digital named her one of the top CPO’s in the world, and in 2013, Ms. Campbell was recognized by Ariba Systems (SAP) with their Lifetime Achievement award. She served on the Advisory Board of the Procurement Leaders Network, has been a contributing columnist to Procurement Leaders magazine, and is a sought after speaker and panelist in the supply chain and spend management industry.

Prior to joining Reed Elsevier, Ms. Campbell was Vice President, Worldwide Procurement at Dell, Inc. where she first had responsibility for the indirect procurement teams globally, and then led the global platforms procurement team globally from the company’s Austin headquarters. Prior to her procurement tenure, Ms. Campbell was based in Paris, France where she was Vice President and General Manager of the Dell Global Segment business for Europe, Middle East and Africa, running the business responsible for Dell’s largest and most global customers.

Ms. Campbell joined Dell from Oracle, where she led the Corporate Purchasing organization from 1990 until 1998. Prior to Oracle, she spent nearly 8 years with KPMG, first in the Audit department, and later in the International and High Technology Tax Practice. Ms. Campbell holds a BA degree in Business Administration from the University of Washington.

Ms. Campbell’s extensive and high level experience in the financial services and technology industries, as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision making processes, especially in financial, technology and supply chain matters. The depth and breadth of Ms. Campbell’s experience and skills are also evident by the fact that she qualifies as an audit committee financial expert.

FRANK J. FORMICA, 74, Director, Chairman of the Corporate Governance and Nominating Committee

Mr. Formica has served as a member of our Board of Directors since August 2003, bringing considerable legal knowledge to the Board as well as a substantial familiarity and significant understanding of the rules and regulations of the SEC and the Nasdaq stock market. Mr. Formica is also the Chairman of the Corporate Governance and Nominating Committee, and a member of the Compensation and Audit Committees.

Since 1999, Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers (“NASD”), now known as the Financial Industry Regulatory Authority (“FINRA”), the self-regulatory organization responsible for the regulation of registered broker-dealers in the United States. His positions have included Vice President and Deputy General Counsel, Director of the NASD’s Corporate Financing Department and Director of the Congressional and State Liaison Department. Mr. Formica’s career began in 1969 with the NASD’s Office of General Counsel as an enforcement attorney handling broker/dealer administrative proceedings at the national level as well as drafting and interpreting NASD rules and regulations. In 1977 he was named Vice President and Deputy General Counsel responsible for the day-to-day operations of the Office including litigation, administrative proceedings before the Board of Governors and the SEC, legal advice to the Board of Governors, and drafting and adopting NASD rules, interpretations and policies.

In 1984 he was named Director of the NASD’s Corporate Financing Department which was responsible for the review of underwriting arrangements and after-market trading of public offerings of securities and the rules and regulations relating to sales practices in those offerings. The Department was also responsible for the regulation of the distribution and sale of limited partnerships and other direct participation programs. In 1990 Mr. Formica became Director of the NASD’s Congressional and State Liaison Department which represented the NASD before the United States Congress, the federal banking regulatory agencies and state legislatures and securities administrators. In that capacity he worked with the various committees of the US Congress on legislation and other matters affecting the financial markets and the regulation of those markets. He also worked with state securities administrators and the SEC on coordination of enforcement activities and other areas involving the regulation of brokers/dealers. Mr. Formica retired from the NASD in 1999.

Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a retired member of the New York State Bar. He has been a frequent speaker in programs relating to securities laws and regulations including the American Bar Association, the Practicing Law Institute, the NY Law Institute, the Securities Industry Association, the Real Estate Securities Syndication Institute, the North American Securities Administrators Association and NASD compliance conferences.

Mr. Formica’s extensive and high level experience in the corporate securities industry and as well as his education in the law and experience in government relations, enable Mr. Formica to make very significant contributions to the Board’s decision-making processes especially in matters of securities laws and regulations, and corporate governance.

DR. GIAN M. FULGONI, 70, Director

Dr. Fulgoni has served as a member of our Board of Directors since November 2002, contributing extensive marketing and advertising knowledge to the Board. He is also a member of the Audit, Compensation, and Corporate Governance and Nominating Committees.

Dr. Fulgoni had previously been a member of our Board of Directors from August 1999 through November 2000, but left to devote his time to comScore, Inc., (at that time, ComScore Networks, Inc.), (OTC:SCOR), a digital data and analytics company that he had co-founded, and now a recognized global leader in measuring the cross-platform world. He has served on the comScore board as Chairman Emeritus since November 2017. He served as Executive Chairman of comScore from 1999 to March 2014, Chairman Emeritus from March 2014 to August 2016 and Chief Executive Officer from August 2016 to November 2017.

From 1981 until 1998, Dr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (IRI), (then: NASDAQ: IRIC), a leading global supplier of retail scanner data and software services to the Consumer Packaged Goods (CPG) industry, where he grew the company’s revenues at an annual rate of 40% to more than $500 million annually and its market value to $1.5 billion. In 1996, IRI was recognized by Advertising Age magazine as the largest U.S. market research firm.

Additionally, by the time Dr. Fulgoni joined the Company’s Board, he had already been involved in the growth of other successful public companies. From 1991 until 1999, he served as a member of the board of Platinum Technology, Inc., during which time the company grew from $80 million to more than $1 billion in annual revenues and established itself as a global leader in the software services industry. In 1999, Platinum Technology was acquired by Computer Associates in an all-cash transaction valued at $4.0 billion -- at the time the largest-ever acquisition in the software industry.

      He had also served on the board of U.S. Robotics from 1991 to 1994, prior to its acquisition in 1997 by 3 Com in a transaction valued at $8 billion, and in 1999, Dr. Fulgoni served on the board of yesMail.com, a leading supplier of permission-based e-mail services. In March 2000, yesMail.com was acquired by CMGI for approximately $700 million.

Dr. Fulgoni has repeatedly been recognized for his entrepreneurial skills. In 1991 and again in 2004, he was named Illinois Entrepreneur of the Year, the only person to have twice received that honor. In 1992, Dr. Fulgoni received the Wall Street Transcript Award for outstanding contributions as CEO in enhancing the overall value of IRI to the benefit of its shareholders. In 2008, Dr. Fulgoni was inducted into the Chicago Entrepreneurship Hall of Fame and was also an Ernst & Young® Entrepreneur of the Year award winner in the services category, and was a national finalist. In 2014, the Advertising Research Foundation (ARF) conferred on him a Lifetime Achievement Award for outstanding contributions to the ARF board and support of the ARF community.

Educated in the United Kingdom, Dr. Fulgoni holds a M.A. degree in Marketing from Lancaster University and a BSc. degree in Physics from the University of Manchester.  In 2012, he was awarded an Honorary Fellowship by the University of Glamorgan in Wales in recognition of his entrepreneurial skills and achievements in market research. Dr. Fulgoni is the co-holder of a U.S. patent governing comScore’s data collection technology.  In 2016, Dr. Fulgoni was awarded a Doctor of Science honoris causa degree by Lancaster University to mark his outstanding contribution to the field of global market research.

In addition to serving on the Company’s Board, Dr. Fulgoni also currently serves on the Board of Directors of InXpo, a leading supplier of technology for hosting virtual events; Prophet, a brand and marketing consulting company; the North American Foundation for the University of Manchester (NAFUM) and the Senior Advisory Board for the Journal of Advertising Research. Dr. Fulgoni is also a venture partner at 4490 Ventures, a Midwest venture capital fund. Dr. Fulgoni’s extensive and high level experience in strategic and marketing industry trends allows him to bring an informed perspective and thoughtful insights and guidance to strategic and marketing industry issues. This, as well as his executive and board involvement with other businesses and organizations, enables Dr. Fulgoni to make very significant contributions to the Board’s decision-making processes especially in evaluating marketing opportunities for the Company.

RONALD J. KORN, 78, Director, Chairman of the Audit Committee

Mr. Korn has served as a member of our Board of Directors since November 2002, contributing extensive knowledge from an audit and accounting perspective, based on his considerable experience with large financial institutions and public companies. Mr. Korn is also the Chairman of the Audit Committee, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Mr. Korn is also a member of the Compensation, Corporate Governance and Nominating, and Investment Committees.

Since 1991, Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm that provides business and marketing services to a limited number of clients.  From 1961 to 1991, he was a partner and employee of KPMG, LLP, an international accounting firm, where his client responsibilities included a number of large financial institutions and various public corporations. In addition to serving on the Company’s Board, Mr. Korn served as a Director and a member of the Audit Committee of Ocwen Financial Corporation (NYSE:OCN) from July 2003 until his retirement from that Board in May 2017. He was also the Audit Committee Chairman from July 2003 until May, 2015. From November, 2005 until his retirement in September, 2017, he also served as a Director on the Board, and member of the Audit Committee of comScore, Inc., formerly ComScore Networks, Inc. and except for a short period of time, as Chairman of the Audit Committee. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution.

Mr. Korn currently holds inactive licenses as a Certified Public Accountant in New York, Michigan, and Florida. Mr. Korn also holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School. Mr. Korn’s extensive and high level experience in the financial services industry as well as his board involvement with numerous other businesses and organizations enables Mr. Korn to make very significant contributions to the Board’s decision-making processes especially in financial matters. The depth and breadth of Mr. Korn’s experience and skills are also evident by the fact that he qualifies as an audit committee financial expert, serves as Chairman of our Audit Committee and is a member of our Compensation and Investment Committees.

ROBERT C. SCHWEITZER, 72, Director, Chairman of the Board, Chairman of the Compensation Committee

Mr. Schweitzer has served as a member of our Board of Directors since November 2002 and as Chairman of the Board since July 2006, contributing knowledge from a financial and banking perspective. He is also the Chairman of the Compensation Committee and a member of the Audit, Corporate Governance and Nominating, and Investment Committees.

Mr. Schweitzer is currently the CEO of RCS Mediation & Consulting Services, which was formed in 2013. He was formerly the President of Shay Investment Services, Inc., a holding company consisting of a bank, an investment management company, and a broker-dealer serving the investment needs of institutional clients.  He served in that capacity, and also served as Chairman of the Board of the bank from 2007 to 2012. From October 2005 until August, 2007, Mr. Schweitzer was the Florida Regional President for Northwest Savings Bank (following the sale of Equinox Bank where he was President and Chief Executive Officer, to Northwest Savings). From June 2004 to March 2005 he was a consultant to Equinox Bank (formerly Horizon Bank), and became President and Chief Executive Officer of Equinox Bank in March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002.

Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank/Bank of America in Jacksonville, Florida from 1993 to 1999.  Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank.

In addition to sitting on and serving as Chairman of the Company’s Board, Mr. Schweitzer currently is a member of the Board and Lead Independent Director of OmniComm Systems, Inc. (OTCQX: OMCM), as well as a member of their Audit, Compensation, and Corporate Governance and Nominating Committees. He also serves in the same capacities on the Board of Blink Charging (NASDAQ:BLNK). He also is a certified Florida Supreme Court Circuit Civil Mediator, a FINRA certified arbitrator, and on the roster of the American Arbitration Association.

Mr. Schweitzer holds a Masters of Business Administration degree from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy. Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years, and retired with a rank of Captain. Mr. Schweitzer’s extensive and high level experience in the financial services and investment industries as well as his extensive public and private executive and board involvement with numerous other businesses and organizations enable Mr. Schweitzer to make very significant contributions to the Board’s decision-making processes, especially in financial matters related to investment strategies.

EXECUTIVE OFFICER

BRUCE S. ROSENBLOOM, 49, Chief Financial Officer and Treasurer

Mr. Rosenbloom has served as the Company’s Chief Financial Officer and Treasurer since May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms.

In 2018, Mr. Rosenbloom was selected as a South Florida Business Journal’s CFO of the Year award finalist. Mr. Rosenbloom, a certified public accountant, holds a Bachelor of Science degree in Accounting from Florida Atlantic University and a Bachelor of Arts degree in Economics from the University of Texas at Austin.

There are no family relationships between any of the executive officers, directors and director nominee.

CORPORATE GOVERNANCE

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our stockholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.

On February 3, 2017, our Board, in light of current corporate governance trends, determined it was in the best interests of the Company and the Company's stockholders to approve an amendment to the Bylaws of the Company (“Existing Bylaws”) and adopted the First Amended and Restated Bylaws of the Company (“First Amended and Restated Bylaws”) to provide for a change to the voting standard for election of directors from a plurality voting standard to a majority voting standard in uncontested director elections and a post-election resignation procedure to address nominees who fail to obtain the requisite vote. The Board believes the adoption of the majority voting standard in uncontested director elections, and the resignation procedures, will give the Company's stockholders a greater voice in determining the composition of the Board and will enhance the accountability of each elected director to the Company's stockholders.

The Company's Existing Bylaws currently provide for election of directors by a plurality of the votes cast by the holders of shares of capital stock entitled to vote (that is, a nominee who receives the most "FOR" votes for a board seat is elected, regardless of the number of votes "WITHHELD" with respect to such nominee). The First Amended and Restated Bylaws implements a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a stockholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, the plurality voting standard currently in effect would still apply.

Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC (“Nasdaq”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the stockholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders

The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our Proxy Statement distributed to our stockholders in connection with our most recent Annual Meeting, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, stockholders, executives, or director search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, and willingness and ability to devote adequate time to our Board’s duties. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors.

Corporate Code of Business Conduct and Ethics

       The Company has in place a Corporate Code of Business Conduct and Ethics, which is applicable to all directors, officers, and employees. On a yearly basis, a reminder memo is sent concerning the necessity for compliance with the provisions. Our Corporate Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct;
●	ethical handling of actual or apparent conflicts of interest;
●	full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements;
●	compliance with applicable laws, rules, and regulations;
●	the prompt reporting of violation of the code; and
●	accountability for adherence to the Corporate Code of Business Conduct and Ethics.

A copy of our Corporate Code of Business Conduct and Ethics is available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and a copy is available without charge, upon written request to the Corporate Secretary and General Counsel at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Corporate Code of Business Conduct and Ethics by posting such information on our website at the address specified above.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2018, there were four regular and eight special meetings of our Board of Directors, and the Board took action twice by Written Consent. Each then member of the Board attended or participated in all of the meetings of the Board, and meetings held by committees on which he serves, apart from Mr. Fulgoni, who due to a last minute conflict was unable to attend an Audit Committee Meeting, and a Special Board Meeting that was held the same day, and Ms. Campbell, who was not on the Board. All of the Company’s directors, as of July 28, 2017, attended the 2017 annual meeting of stockholders. Members of the Board are expected to attend board meetings, board committee meetings, and annual meetings of our stockholders. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.

Independent Directors and Meetings of our Independent Directors

The rules of Nasdaq generally require that a majority of the members of a listed company's board of directors be independent. In addition, the Nasdaq rules generally require that, subject to specified exceptions, each member of a listed company's audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has determined that each of the following members of the Board of Directors and new director nominee is independent under the rules of Nasdaq and the SEC governing the independence of directors: Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, Frank J. Formica, and Leslie C.G. Campbell.   Our independent directors meet in executive sessions without management of our Company present. In fiscal 2018, our then independent directors held eight executive sessions without management of our Company present.

Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters. All members of the committees are considered independent directors under the rules of Nasdaq and the SEC governing the independence of directors. The following table shows the present members of each committee, the number of committee meetings held during fiscal (“FY”) 2018, and the primary functions performed by each committee:

Committee	Functions

Audit Number of Meetings during FY 2018: 9 Members: Ronald J. Korn*, Financial Expert (1) Robert C. Schweitzer Gian M. Fulgoni Frank J. Formica

• Oversees the Company’s systems of internal controls regarding finance, accounting and legal compliance

• Oversees the Company’s auditing, accounting and financial reporting processes generally

• Oversees the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others

• Oversees the Company’s compliance with legal and regulatory requirements

• Oversees the performance of the Company’s independent auditors

• Reviews and approves, subject to the approval of the Board, all related-party transactions

• Conducts an annual performance evaluation of the committee

Compensation Number of Meetings during FY 2018: 3 Members: Robert C. Schweitzer* Ronald J. Korn Gian M. Fulgoni Frank J. Formica

• Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs

• Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO

• Recommends, subject to Board approval, salaries and other compensation matters for executive officers

• Approves annual incentive plans for the Company’s officers and employees, recommends grants of restricted stock for directors, officers and employees and supervises administration of employee benefit plans

• Oversees, in consultation with management, regulatory compliance with respect to compensation matters

• Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer

• Recommends, subject to the approval of the Board of Directors, compensation for directors

• Conducts an annual performance evaluation of the committee

Corporate Governance and Nominating Number of Meetings during FY 2018: 3 Members: Frank J. Formica* Gian M. Fulgoni Robert C. Schweitzer Ronald J. Korn

• Recommends the slate of director nominees for election to Board of Directors

• Identifies and recommends director candidates to fill vacancies occurring between annual stockholders meetings

•Considers director candidates recommended by our Stockholders

• Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees

• Develops and recommends to the Board of Directors corporate governance principles

• Oversees succession planning for our directors and executive officers

• Leads annual review of performance of Board of Directors

• Conducts an annual performance evaluation of the committee

* Chairman

(1) The Board has determined that Mr. Korn qualifies as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

Our Board of Directors has adopted a written charter for each committee. A copy of the Audit Committee Charter, the Compensation Committee Charter and the Corporate Governance and Nominating Committee Charter is available on our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page, and a copy is also available without charge upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337.

Investment Committee

In addition to the above standing committees, in 2005 the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Investment Committee, it is appropriate to do so. The Investment Committee is comprised of Menderes Akdag, Robert C. Schweitzer, and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company’s Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. There was one meeting of the Investment Committee during fiscal 2018, and additionally, investment strategies were discussed during meetings of the Audit Committee and Board of Directors.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of the Chairman of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on his responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our business while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Robert C. Schweitzer serves as Chairman of the Board of Directors and is considered an independent director, and Menderes Akdag serves as our Chief Executive Officer. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its shareholders.

Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces.  While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation, Corporate Governance and Nominating, and Investment Committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and external auditors concerning risk assessment. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, and structure, succession planning for our directors and executive officers, and corporate governance. Finally, our Investment Committee focuses on the management and risks of our financial investments.

 STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Company provides an informal process for stockholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing to the Board of Directors, individual director or the committee of the Board addressed to c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chairman of the Corporate Governance and Nominating Committee.

THE REPORT OF THE AUDIT COMMITTEE

       The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, (“Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

       The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. RSM US LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.

The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

      The Audit Committee has reviewed and discussed the Company’s consolidated financial statements with management and the independent registered public accounting firm, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, “Communication with Audit Committees” issued by the Public Company Accounting Oversight Board.

     RSM US LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with RSM US LLP the firm’s independence. Following the Audit Committee’s discussions with management and RSM US LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

Audit Committee RONALD J. KORN, Chairman ROBERT C. SCHWEITZER GIAN M. FULGONI FRANK J. FORMICA

PRINCIPAL ACCOUNTANT FEES AND SERVICES

RSM US LLP had billed the Company for audit and other fees during fiscal 2018 and 2017. The following table sets forth the fees billed to us by RSM US LLP as of and for the fiscal years ended March 31, 2018 and March 31, 2017:

	For the Year Ended March 31,
	2018	2017

Audit fees	$321,500	$311,500
Other fees (tax-related)	28,500	28,500

Total accountant fees and services	$350,000	$340,000

       Audit fees billed by RSM US LLP are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2018 and March 31, 2017. Audit fees also included the review of our Annual Report on Form 10-K, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2016 and 2017. Other tax-related fees, which did not include Financial Information System Design and Implementation fees, were also provided by RSM US LLP during fiscal 2018 and 2017.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee shall:

●	Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.
●

Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Audit Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Audit Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

●

Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services.

●	Review the performance of the Company's independent registered public accounting firm on at least an annual basis.
●

On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm has with the Company in order to evaluate the independent registered public accounting firm's continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm's independence.

●

At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

●

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

●	Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Exchange Act.
●

Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

      Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of RSM US LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm, and the fees paid for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 1, 2018, by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our named executive officers, directors and nominees, and (3) all executive officers and directors as a group. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer, and options to acquire our common stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to these shares, except as otherwise provided or by community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Menderes Akdag	470,000	(1)	2.3%
Robert C. Schweitzer	88,334	(2)	*
Ronald J. Korn	68,833	(3)	*
Gian M. Fulgoni	55,900	(4)	*
Frank J. Formica	53,500	(5)	*
Leslie C.G. Campbell	0		*
Bruce S. Rosenbloom	28,934	(6)	*
All executive officers and directors as a group (six persons)	765,501	(7)	3.7%

Principal Stockholders
BlackRock, Inc.	2,587,640	(8)	12.6%
The Vanguard Group	2,302,396	(9)	11.2%
Renaissance Technologies	1,634,900	(10)	7.9%

__________

*     Less than 1% of the issued and outstanding shares.

(1)	Mr. Akdag's holdings include 40,000 restricted shares under the 2006 Employee Restricted Stock Plan, which are subject to forfeiture before March 16, 2019, in the event of termination of employment.
(2)

Mr. Schweitzer’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 24, 2018, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 29, 2018 and 2019, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 28, 2018, 2019, and 2020, in the event of cessation of service as a director.

(3)

Mr. Korn’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 24, 2018, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 29, 2018 and 2019, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 28, 2018, 2019, and 2020, in the event of cessation of service as a director.

(4)

Mr. Fulgoni’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 24, 2018, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 29, 2018 and 2019, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 28, 2018, 2019, and 2020, in the event of cessation of service as a director.

(5)

Mr. Formica’s holdings include 2,500 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture before July 24, 2018, 5,000 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 29, 2018 and 2019, and 7,500 restricted shares under the 2015 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 28, 2018, 2019, and 2020, in the event of cessation of service as a director.

(6)

Mr. Rosenbloom's holdings include 3,334 restricted shares under the 2006 Employee Equity Restricted Stock Plan, which are subject to forfeiture before July 24, 2018, 7,000 restricted shares under the 2006 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-half increments before July 22, 2018 and 2019, and 10,500 restricted shares under the 2016 Employee Equity Restricted Stock Plan, which are subject to forfeiture in one-third increments before July 28, 2018, 2019, and 2020, in the event of termination of employment.

(7)	Incorporates (1) through (6) above.
(8)	The information about BlackRock, Inc. (“BlackRock”) was derived from the Schedule 13G filed by BlackRock on January 17, 2018. BlackRock listed its address as 40 East 52nd Street, New York, NY 10022.
(9)	The information about The Vanguard Group (“Vanguard”) was derived from the Schedule 13G filed by Vanguard on February 7, 2018. Vanguard listed its address as 100 Vanguard Blvd., Malvern, PA 19355.
(10)

The information about Renaissance Technologies LLC (“Renaissance”) was derived from the Schedule 13G filed by Renaissance on February 13, 2018. Renaissance listed its address as 800 Third Avenue, New York, NY 10022.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who beneficially own 10% or more of our stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. Based solely upon a review of the copies of the Forms 3, 4 and 5, and amendments thereto, furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2018, the Company is not aware of any person who failed to file on a timely basis, as disclosed in the aforementioned forms and reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2018.

THE REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

       The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission, and generally to provide assistance to the Board of Directors on compensation matters. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee ROBERT C. SCHWEITZER, Chairman RONALD J. KORN GIAN M. FULGONI FRANK J. FORMICA

COMPENSATION DISCUSSION AND ANALYSIS

 Overview

The Compensation Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our stock plans, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission, and generally to provide assistance to the Board of Directors on compensation matters.

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the year ended March 31, 2018 were Menderes Akdag, Chief Executive Officer and President (“CEO”), and Bruce S. Rosenbloom, Chief Financial Officer (“CFO”). This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Compensation Philosophy

The objective of our compensation programs, as it has been in prior years, is to attract and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:

●

Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.

●

Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.

●

Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the business, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.

●

Align Stockholder Interests.  Compensation should be tied, in part, to our financial performance through the grant of long-term incentives under our stock plans, which help to align our executives’ interests with those of our stockholders.

The Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, in advance of the expiration of his three-year employment agreement. The Compensation Committee reviews and recommends to the full Board of Directors on an annual basis, the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. At the request of the Compensation Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal 2007, fiscal 2008, fiscal 2010, fiscal 2013, and fiscal 2016. A group of peer companies were researched in fiscal 2016 which included comparable companies located in South Florida and other Catalog/Direct Mail Retailers (based on the nature of the Company’s business). The companies in the peer group included: Perry Ellis International Inc., 1-800-Flowers.com Inc., Blue Nile, Inc., Overstock.com Inc., FTD Companies, and Nutrisystem.

The information gathered about the peer companies was as follows: market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock based compensation (which included both stock options and restricted stock). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data. Based on the results of the above 2007 benchmarking study the CEO’s salary, pursuant to entering into a three-year employment agreement, was increased in March 2007 from $250,000 to $450,000, and the CFO’s salary was increased in June 2007 from $147,940 to $200,200. An average ratio, which was approximately 60% of the peer group average, was determined by the Board based on the collected data and that ratio was applied to determine a guideline for executive compensation for both the CEO and the CFO.

Based on the results of the above 2010 benchmarking study the CEO’s salary was increased in March 2010 from $450,000 to $550,000 for each year under his three-year employment agreement, which expired in March 2013. The Company entered into another three-year employment agreement with the CEO effective March 16, 2013. The CEO’s salary remained at $550,000 for each year under the three-year agreement, which expired in March, 2016. The Company entered into another three-year employment agreement with the CEO effective March 16, 2016. Based on the above fiscal 2016 benchmarking study, the CEO’s salary was increased from $550,000 to $600,000 for each year under his three-year employment agreement.

While it has not yet done so, in the future the Compensation Committee may retain the services of third-party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies. The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation Committee with respect to grants pursuant to the Company’s Employee Equity Compensation Restricted Stock Plan.

Application of our Philosophy

Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. Specifically, we have created an executive compensation package that we believe balances a short-term component (annual cash compensation), specifically, base salary, and a long-term component, specifically, restricted stock.

We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:

●	develop a culture that embodies a passion for our company, creative contribution, and a drive to achieve established goals and objectives;
●	provide leadership to the company in such a way as to maximize the results of our business operations;
●	lead us by demonstrating forward thinking in the operation, development, and expansion of our company;
●	effectively manage organizational resources to derive the greatest value possible from each dollar invested; and
●	take strategic advantage of the market opportunity to expand and grow our business.

Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.

Components of our Executive Compensation Program

Annual Cash Compensation - Base Salary

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary increases do not follow a preset schedule or formula; however, the following is considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation Committee exercises discretion in making salary decisions taking into account, among other things, each individual’s performance and the Company’s overall performance. With regard to individual performance of executive officers other than the CEO, the Compensation Committee relies to a large extent on the CEO’s evaluations of each individual executive officer’s performance.

Long-Term Incentive Compensation

Long-Term Incentives. Since 2006, our long-term incentives have been in the form of restricted stock issuances.

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (“2006 Employee Plan”) and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (“2006 Director Plan”) were approved by the stockholders. The 2006 Employee Plan and 2006 Director Plan expired on July 28, 2016, whereupon no further awards can be granted under these plans. At the Annual Meeting of the Company’s stockholders held on July 29, 2016, the PetMed Express, Inc. 2016 Employee Equity Compensation Restricted Stock Plan (“2016 Employee Plan”), which was identical to 2006 Employee Plan, was approved by the stockholders, allowing awards to be made until July 29, 2026. At the Annual Meeting of the Company’s stockholders held on July 24, 2015, the PetMed Express, Inc. 2015 Outside Director Equity Compensation Restricted Stock Plan (“2015 Director Plan”), which was identical to the Amended and Restated 2006 Director Plan, was approved by the stockholders, allowing awards to be made until July 24, 2025. See “Equity Compensation Plan Information” on page 30 for a detailed description of these equity compensation plans.

The purpose of the 2016 Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees are eligible to receive awards under the 2016 Employee Plan, which consist of grants of Restricted Stock.

The purpose of the 2015 Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of the Company or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of Company’s common stock, thereby increasing their proprietary interest in the Company and their identification with the interests of the Company’s stockholders.

Perquisites and Other Compensation Benefits. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, which are also generally available to employees, including medical, dental, and 401(k) matching contributions. In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation Committee in its discretion may revise, amend, or add to officer(s)’ executive benefits.

EXECUTIVE COMPENSATION

On an annual basis, a forecast (budget) is presented to the Board of Directors, and this annual forecast is discussed and must be approved by the Board. The annual forecast serves as a baseline for the Company’s performance goals, including those of the executive officers.

The CEO’s annual compensation package is comprised of salary and stock based compensation determined by the Compensation Committee of the Board of Directors. When the CEO’s March 2010 three-year employment agreement was expiring in 2013, and was due for renewal, the Compensation Committee conducted the previously discussed review of benchmarking data, which included comparable performing companies, and developed an employment agreement renewal that was both fair to our Company and that would recognize our CEO’s significant contribution to the success of our Company. The Compensation Committee also reviewed the compensation portions of the CEO’s prior employment agreements, and then-existing March 2013 employment agreement and the Company’s performance during the CEO’s tenure. In March 2016, the Board based the CEO’s compensation on a similar benchmarking study and took the performance of the Company into account. The CEO’s salary in March 2016 was raised from $550,000 to $600,000 for each year under his three-year employment agreement, expiring in March 2019. The CEO was also granted 120,000 restricted shares on March 16, 2016 under the 2006 Employee Restricted Stock Plan.

When the CEO’s employment agreement is up for renewal as of March, 2019, any proposed employment agreement will include performance criteria and grading similar to the CFO’s goals listed below.

The CFO’s annual compensation package is comprised of salary, bonus (if awarded in a particular fiscal year), and stock based compensation. The package is determined preliminarily by the Company’s CEO. Currently on an annual basis, the CEO together with the CFO determines performance-based goals for the CFO at the beginning of the fiscal year.

For fiscal 2018, the CFO’s goals, on a percentage basis, included: Net Revenue (25%), Operating Profit (25%), Inventory Average Cost Reduction (20%), and the Net Promoter Score (10%), with all four - “the higher the better,” and General and Administrative Expenses as a Percentage of Sales (20%) –“the lower the better.” The goals of Net Revenue, Operating Profit, Inventory Average Cost Reduction, and General and Administrative Expenses are Company-wide goals and the criteria are based annually on the Board-approved forecast (budget). The Net Promoter Score (measures customer satisfaction) was a Company-wide goal.

The evaluation method used measures performance against planned objectives that can be determined quantitatively on a rating scale of 1 to 5 (with 5 being the highest rating), apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example a rating of a 3 is meeting the predetermined goal. With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2018, the below chart reflects his fiscal 2017 goals, which were the basis for the fiscal 2018 compensation, and the weight placed and rating received on each goal. The total represents the weight multiplied by the rating. The CFO’s overall total rating was 3.17.

Goal	Budget	Actual	Weight	Rating	Total
Net Revenue (in millions)	$247.0	$249.2	20%	3.55	0.71
Operating Profit (in millions)	$34.8	$37.5	20%	5.00	1.00
General & Administrative Expenses as a percentage of sales	8.90%	9.15%	20%	1.75	0.35
Inventory Average Cost Reduction	1.0%	0.5%	30%	2.50	0.75
Net Promoter Score	77.0	77.9%	10%	3.57	0.36
Total					3.17

With respect to the CFO’s annual compensation package for the fiscal year ended March 31, 2018, a total rating of 1 earned no raise; a total rating of 2 earned a 2.0% raise; a total rating of 3 earned a 4.0% raise; a total rating of 4 earned a 7.0% raise; and a total rating of 5 earned a 10.0% raise. Based on the above-indicated total of 3.17, the CFO earned a 4.6% raise in annual salary for the fiscal year ended March 31, 2018.

Stock based compensation is also determined based on the above performance criteria. With respect to the CFO’s annual stock based compensation for the fiscal year ended March 31, 2018 he was awarded 10,500 restricted shares of stock in July 2017, based on the above total rating of a 3.17, as well as his overseeing the Company’s planned move to Delray Beach. A predetermined scale was set in advance and any rating greater than 2.5 earned up to a 10% increase, and any rating less than 2.5 earned no increase.

The CFO’s compensation for fiscal year 2019 will be based on the following fiscal 2018 goals, on a percentage basis: Net Revenue (20%), Operating Profit (20%), Inventory Average Cost Reduction (15%), Employee Engagement Survey (15%), and the Net Promoter Score (15%), with all five - “the higher the better,” and General and Administrative Expenses as a Percentage of Sales (15%) –“the lower the better.” The goals of Net Revenue, Operating Profit, Inventory Average Cost Reduction, and General and Administrative Expenses are based annually on the Board-approved forecast (budget). The Net Promoter Score (measures customer satisfaction) and the Employee Engagement Survey (measures employee satisfaction) are Company-wide goals.

Similar to fiscal 2018, the method used provides planned objectives that can be determined quantitatively on a scale of 1 to 5, apportioning weight to each goal as a percentage (totaling 100%) and based on the final ratings, awarding a percentage increase in salary, at a previously predetermined amount. For example a rating of a 3 is meeting the predetermined goal.

In previous fiscal years, an annual bonus was based on a Company-wide goal determined by management based on the Company’s reorder goal. A minimum bonus was determined and the bonus pool would increase depending on exceeding the goal. This bonus pool was then distributed to all employees, except for the CEO. The distribution amount was based on position and time of service. In fiscal 2018, the Company’s CFO earned a bonus of $900.

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s CEO and CFO (“Named Executive Officers”) for the fiscal years ended March 31, 2018, 2017, and 2016.

FISCAL 2018 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	All Other Compensation ($) (i)	Total ($) (j)

Menderes Akdag,	2018	$600,000	$-	$-	$621,485	$1,221,485
Chief Executive Officer	2017	600,000	-	-	313,076	913,076
and President	2016	550,000	-	2,096,400	248,541	2,894,941

Bruce S. Rosenbloom,	2018	302,410	900	507,885	198,554	1,009,749
Chief Financial Officer	2017	289,480	600	205,800	110,721	606,601
	2016	280,040	450	170,200	95,734	546,424

The amounts reported in the Bonus column (column (d)) reflect the annual bonus paid out in the years provided. The annual bonus is based on a Company-wide goal determined by management, the bonus details are described above.

The amounts reported in the Stock Awards column (column (e)) reflect the grant date fair value, associated with each Named Executive Officer’s restricted stock award under the 2006 Employee Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). For the fiscal year ending March 31, 2018 and 2017, Mr. Akdag did not receive any restricted stock award. Mr. Akdag was granted 120,000 restricted shares of stock in the fiscal year ending March 31, 2016 (on March 16, 2016). For the fiscal years ended March 31, 2018, 2017, and 2016, Mr. Rosenbloom was granted 10,500, 10,500 and 10,000 restricted shares of stock on July 28, 2017, July 22, 2016, and July 24, 2015, respectively.

The amounts reported for the fiscal year ended March 31, 2018, in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of (i) amounts paid by the Company for withholding taxes related to restricted stock issuances, $576,933 for Mr. Akdag and $154,002 for Mr. Rosenbloom, (ii) the dollar value of healthcare costs paid by the Company, $33,752 for both Mr. Akdag and Mr. Rosenbloom, and (iii) amounts contributed by the Company to the Company’s 401(k) Plan, $10,800 for both Mr. Akdag and Mr. Rosenbloom. Amounts paid by the Company for withholding taxes related to restricted stock issuances and contributions paid to the Company’s 401(k) Plan are calculated on the same basis for all participants in the plan, including the Named Executive Officers.

The Company cautions that the amounts reported in the Fiscal 2018 Summary Compensation Table for stock awards reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.

Additional information on all outstanding restricted stock and stock option awards is reflected in the Fiscal 2018 Outstanding Equity Awards at Year-End table below. The following table supplements the disclosure in the Fiscal 2018 Summary Compensation Table with respect to stock awards made to the Named Executive Officers in fiscal 2018.

FISCAL 2018 GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date	Grant Date Fair Value of Stock and Option Awards (l)

Bruce S. Rosenbloom	7/28/2017	10,500	-	-	$48.37	$507,885

Mr. Akdag did not receive any restricted stock award in fiscal 2018. Mr. Rosenbloom’s restricted stock award was granted on July 28, 2017 under the 2016 Employee Equity Compensation Restricted Stock Plan and the award vests one-third on the first, second, and third anniversaries of the grant date. Our equity compensation plans are administered by the Compensation Committee. Restricted stock grants are made on an annual basis in amounts determined/approved by the Compensation Committee. Restricted stock grants generally vest in equal installments over three years.

The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2018, which consist of restricted stock awards.

FISCAL 2018 OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Menderes Akdag	-	-	$-	-	40,000	(1)	$1,670,000

Bruce S. Rosenbloom	-	-	-	-	3,334	(2)	139,195
	-	-	-	-	7,000	(3)	292,250
	-	-	-	-	10,500	(4)	438,375

___________________

(1)	These shares of restricted stock were granted on March 16, 2016. These shares vest on the third anniversary of the grant date.
(2)	These shares of restricted stock were granted on July 24, 2015. These shares vest on the third anniversary of the grant date.
(3)	These shares of restricted stock were granted on July 22, 2016. These shares vest on the second and third anniversaries of the grant date.
(4)	These shares of restricted stock were granted on July 28, 2017. These shares vest on the first, second, and third anniversaries of the grant date.

The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $41.75, the closing price of common stock on March 31, 2018. The Company cautions that the amounts reported in the 2018 Grants of Plan-Based Awards table and the Fiscal 2018 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2018, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.

The following table sets forth certain information regarding delivery of restricted stock upon the expiration of forfeiture (vesting) periods by each of our Named Executive Officers listed in the Fiscal 2018 Summary Compensation Table, during fiscal 2018.

FISCAL 2018 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Menderes Akdag	-	$-	40,000	$1,730,800

Bruce S. Rosenbloom	-	-	10,167	462,006

The value realized on the vesting of restricted stock for Mr. Akdag was determined by multiplying the 40,000 shares, acquired on vesting by $43.27, the closing price of the common stock at the vesting date, on March 16, 2018. The value realized on the vesting of restricted stock for Mr. Rosenbloom was determined by multiplying the 3,500 shares acquired on vesting by $40.54, the closing price of the common stock at the vesting date, on July 22, 2017, 3,333 shares acquired on vesting by $47.95, the closing price of the common stock at the vesting date, on July 24, 2017, and 3,334 shares acquired on vesting by $48.08, the closing price of the common stock at the vesting date, on July 25, 2017.

2018 PENSION BENEFITS AND DEFERRED COMPENSATION

The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreement with Menderes Akdag, Chief Executive Officer and President

On January 29, 2016, the Company entered into amendment no. 5 to the employment agreement with Mr. Akdag pursuant to which Mr. Akdag will continue to serve as Chief Executive Officer and President until March 16, 2019, Mr. Akdag’s salary was increased to $600,000 per year throughout the term of the agreement, and Mr. Akdag was granted 120,000 shares of restricted stock in accordance with the Company’s 2006 Employee Equity Compensation Restricted Stock Plan. All other terms of Mr. Akdag’s original employment agreement dated March 16, 2001 remain in effect.

Potential Payments on Termination and/or Change in Control

This section describes the payment that may be made to Mr. Akdag upon termination or change in control of the Company, (as both are described in his original employment agreement) pursuant to the original employment agreement and amendments thereto, and to Bruce S. Rosenbloom, CFO, pursuant to conditions of his employment letter dated May 30, 2001, as amended on August 24, 2017.

The Company can terminate the employment of Mr. Akdag either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Akdag’s employment agreement for cause, or if Mr. Akdag should terminate his employment agreement without "good reason" as described in the employment agreement, no severance benefits would be paid. If the Company should terminate Mr. Akdag’s employment agreement without cause, the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits consisting of a lump sum payment in the amount equal to his annual base salary at the rate in effect at the time of termination (currently $600,000) and continue to pay Mr. Akdag his annual base salary and benefits at the rate in effect at the time of termination through the remaining term of the employment agreement, and any previously granted but unvested restricted stock awards would immediately vest. In the event Mr. Akdag terminates his employment agreement for “good reason”, such termination will be deemed a termination by the Company without cause and the Company would have to pay Mr. Akdag the severance benefits as provided for under a termination without cause. In the event of a termination of the employment agreement due to the disability (as defined in the employment agreement) or death of Mr. Akdag, the Company would continue to pay Mr. Akdag or his estate, as applicable, the amount of Mr. Akdag’s annual base salary at the rate in effect at the time of termination for a period of one (1) year. In the event that a change in control (as defined in the employment agreement) of the Company shall occur at any time during the term of Mr. Akdag’s employment agreement, he shall have the right to terminate his employment agreement upon 30 days written notice given at any time within one (1) year after the occurrence of such event, and such termination of his employment due to a change in control will be deemed to be a termination by the Company without cause and the Company would be required to continue to compensate him under the terms of the employment agreement during the 30 day period. At the end of the 30 day period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary (currently $600,000), and any previously granted but unvested restricted stock awards would immediately vest.

The Company can terminate the employment of Mr. Rosenbloom either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Rosenbloom’s employment without cause, the Company would be required to give Mr. Rosenbloom twelve months’ severance pay at his base salary (potential severance payment of $321,360), at the time of termination. In the event that a change of control (as defined in the employment letter, as amended) occurs, and within three months thereafter Mr. Rosenbloom is not offered a commensurate position with a salary commensurate with the duties and responsibilities of the position and/or he chooses to terminate his employment with the Company, such termination shall be considered “with good cause” and Mr. Rosenbloom is will be entitled to the severance pay described above, provided however, that Mr. Rosenbloom provides the Company with written notice within sixty (60) days of the initial existence of the condition that he believes constitutes good cause in connection with a change of control specifically identifying the acts or omissions constituting the grounds therefor and a reasonable cure period of not less than thirty (30) days following the date of such notice.

Non-Compete and Non-Disclosure Agreements

Both Mr. Akdag and Mr. Rosenbloom are parties to a Non-Disclosure, Non-Compete and Non-Solicitation Agreement with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he has access during his employment with the Company which has not been publicly disclosed and is not a matter of common knowledge, both during and for two years after their employment. Each executive also agreed that upon termination of employment, each will not, for a period of two (2) years after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any current or future employee or vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.

CEO Pay Ratio

For the fiscal year ended March 31, 2018:

• the median of the annual total compensation of all employees of our company (other than our CEO) was $36,874; and

• the annual total compensation of our CEO was $1,221,485

Based on this information, for fiscal 2018, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 33:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for fiscal 2018 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in fiscal 2018, and the value of equity awards granted to our employees in fiscal 2018. Further, we used March 31, 2018 to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all full-time and part-time employees other than our CEO. We did not include any contractors or workers employed through a third-party provider in our employee population. Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our named executive officers in our 2018 Summary Compensation Table.

DIRECTOR COMPENSATION

The Company’s compensation philosophy has historically been to provide employees, officers, and board members a compensation package in line with identified peer group companies.  The Company believes that it is important to give management and the Board members a financial stake in the Company to encourage decisions and actions that will benefit all shareholders. As such, all recipients of stock grants can participate equally in the gains and declines in the Company’s valuation.  Further, the philosophy has been to structure the Board of Directors’ compensation package more heavily weighted to actual stock price performance.

Our Board of Directors reviews non-employee director compensation arrangements on an annual basis. The Company’s Board has determined to keep non-employee director compensation at a low cash retainer level in relation to peers, with all non-employee Board members receiving the same compensation level regardless of duties within the Board structure. Thus, there are no additional fees paid for Board or committee chairs or committee membership, nor are there fees paid for meeting attendance, unlike many peer companies. In fact, there has only been one increase in 15 years in the base cash compensation for non-employee directors.

Furthering the philosophy of rewarding non-employee directors based on the Company’s stock price performance, the policy states that every year non-employee directors receive a specific number of shares of stock rather than a specific dollar amount, thus rewarding the non-employee directors for stock appreciation rather than issuing additional shares should the stock price drop. In addition, there is an annual vesting over a three-year time period, further incentivizing continuity and a long-term outlook to enhance shareholder value.  The Board and management believe that the Company’s significant recent rise in the Company’s stock price reflects the effectiveness of the stated philosophy of rewarding employees, officers, and board members to the benefit of all stakeholders. The change in the total compensation levels shown for management and non-employee directors is reflective of the significant increase in stock price year-to-year rather than any change in the compensation philosophy or actual compensation plans of the Company.

Each member of the Company’s Board of Directors who is not employed by the Company received an annual retainer of $30,000 in fiscal 2016, paid quarterly. On January 29, 2016, the Board of Directors approved an increase of $10,000 to the annual retainer of each member of the Board of Directors who is not employed by the Company, effective May, 2016, and accordingly each non-employee member of our Board of Directors receives an annual retainer of $40,000.

Each of our non-employee directors who is a sitting member of our Board of Directors as of the date of our annual stockholder meeting for each such year also is eligible to receive an annual grant of 7,500 shares of restricted stock on the date of our annual stockholders meeting of such year under the 2015 Outside Director Equity Compensation Restricted Stock Plan. These awards are approved by the Board each year on the date of our annual meeting of stockholders for the particular year. These awards will vest equally over a three-year period, on the anniversary of issuance date (usually the date of the annual shareholder’s meeting) so long as the recipient is a director on such date.

Based on the Compensation Committee’s recommendation, for the fiscal year ended March 31, 2018 each non-employee director was granted 7,500 restricted shares under the 2015 Outside Director Equity Compensation Restricted Stock Plan on July 28, 2017. This grant will vest in one-third increments on July 28, 2018, 2019, and 2020. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.

Based on the recommendation of our Compensation Committee, our Board of Directors determined that, effective July 27, 2018, new non-employee directors will be eligible to receive a grant of 7,500 shares of restricted stock at the time of their appointment, prorated for service from the date of their appointment through the first following occurrence of the date of the Company’s annual meeting of stockholders. Awards to new non-employee directors will vest equally over a three-year period, on the anniversary of issuance date so long as the recipient is a director on such date. Also, annual retainers for new non-employee directors are prorated during a director’s first year of service.

The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for the fiscal year ended March 31, 2018. The compensation paid to Mr. Akdag is shown under “Executive Compensation” in the table entitled “Fiscal 2018 Summary Compensation Table” and the related explanatory tables. Mr. Akdag does not receive any compensation for his service as a member of the Board.

FISCAL 2018 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Frank J. Formica	$40,000	$362,775	$-	$402,775
Gian M. Fulgoni	40,000	362,775	-	402,775
Ronald J. Korn	40,000	362,775	-	402,775
Robert C. Schweitzer	40,000	362,775	-	402,775

The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2015 Outside Director Equity Compensation Restricted Stock Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).

The Company cautions that the amounts reported in the Fiscal 2018 Director Compensation table for stock awards reflect the vesting date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

EQUITY COMPENSATION PLAN INFORMATION

2006 Restricted Stock Plans

At the Annual Meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan were approved by the stockholders. The 2006 Employee Plan and 2006 Director Plan expired on July 28, 2016, whereupon no further awards can be granted under these plans.

All employees were eligible to receive awards under the 2006 Employee Plan, which consisted of grants of restricted stock. At the time of initial stockholder approval, the maximum number of shares of common stock that were authorized for issuance for awards pursuant to the 2006 Employee Plan was not in the aggregate to exceed 1,000,000 common shares. At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the 2006 Employee Plan to provide for an automatic increase every year in the amount of shares available for issuance under the 2006 Employee Plan of 10% of the shares authorized under the 2006 Employee Plan. At March 31, 2018, the Company had 974,609 restricted common shares issued under the 2006 Employee Plan, all shares of which were issued subject to a restriction or forfeiture period which will lapse ratably on the first, second, and third anniversaries of the date of grant, and the fair value of which is being amortized over the three-year restriction period.

The purpose of the 2006 Director Plan was to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who were not employees or affiliates of PetMed Express, Inc. or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of PetMed Express, Inc.’s common stock, thereby increasing their proprietary interest in PetMed Express, Inc. and their identification with the interests of PetMed Express, Inc.’s stockholders. At the time of initial stockholder approval, the maximum number of shares of common stock that were authorized for issuance for awards under the 2006 Director Plan was not in the aggregate to exceed 200,000 shares. At the 2012 Annual Meeting, the Company’s stockholders approved an amendment, as previously approved by the Board in May 2012, to the 2006 Director Plan (“Amended and Restated 2006 Director Plan”) to increase from 200,000 to 400,000 the number of shares of the Company's common stock available for issuance under the 2006 Director Plan, and to provide for an automatic increase every year in the amount of shares available for issuance under the 2006 Director Plan of 10% of the shares authorized under the 2006 Director Plan. At March 31, 2018, the Company had 272,000 restricted common shares issued under the 2006 Director Plan, all shares of which were issued subject to a restriction or forfeiture period which will lapse ratably on the first, second, and third anniversaries of the date of grant, and the fair value of which is being amortized over the three-year restriction period.

2015 and 2016 Restricted Stock Plans

At the 2015 Annual Meeting, the Company’s stockholders approved the 2015 Outside Director Equity Compensation Restricted Stock Plan, which was identical to the Amended and Restated 2006 Director Plan, including authorizing an amount of 400,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with an automatic increase on the first trading day of January each calendar year during the term of the plan by an amount equal to ten percent (10%) of the total numbers of shares of common stock, with awards to be made until July 24, 2025. At March 31, 2018, the Company had 60,000 restricted common shares issued under the 2015 Outside Director Equity Compensation Restricted Stock Plan.

At the 2016 Annual Meeting, the Company’s stockholders approved the 2016 Employee Equity Compensation Restricted Stock Plan, which was identical to the 2006 Employee Plan, including authorizing an amount of 1,000,000 shares as the maximum number of shares of common stock that may be awarded thereunder, with awards to be made until July 29, 2026. At March 31, 2018, the Company had 47,350 restricted common shares issued under the 2016 Employee Equity Compensation Restricted Stock Plan.

Description of Equity Compensation Plans

For purposes of the description of the Company’s equity compensation plans, the 2006 Employee Plan and the 2016 Employee Plan are collectively referred to as the “Employee Plan”, the 2006 Director Plan and the 2015 Director Plan are collectively referred to as the “Director Plan”, and the Employee Plan and the Director Plan are collectively referred to as the “Plans”.

Administration of Plans

The Employee Plan is administered by the Company’s Compensation Committee, which has the sole authority to (i) designate participants in the Employee Plan, (ii) determine the number of shares to be covered by grants under the Employee Plan, (iii) determine the terms and conditions of any grant under the Employee Plan, (iv) interpret and administer the Employee Plan, (v) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Employee Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for administration of the Employee Plan.

The Director Plan is administered by the Company’s Board of Directors, which has the sole authority to (i) grant shares under the Director Plan, (ii) interpret and administer the Director Plan, (iii) determine the terms and conditions of any grant under the Director Plan, (iv) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Director Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for administration of the Director Plan.

Awards and Vesting

The Compensation Committee has the authority to grant to Employee Plan participants awards of restricted stock that will be subject to such conditions, restrictions and contingencies as the Compensation Committee may impose. Pursuant to the Employee Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the Compensation Committee, upon termination of employment for any reason during the applicable restriction period, all shares subject to restrictions granted under the Employee Plan will be forfeited and reacquired by the company. The Board of Directors has the authority to grant to Director Plan participants awards of restricted stock.

Pursuant to the Director Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the Board of Directors, if a participant shall cease to serve as an independent (outside) director for any reason during the applicable restriction period, all shares subject to restrictions granted under the Director Plan will be forfeited and reacquired by the Company.

Pursuant to the Director Plan, each person who is an independent director, following the Company’s annual meetings of stockholders each year will automatically be granted an award of 7,500 shares of common stock (subject to change with Board approval). The grant date with respect to each such award will be the date on which the award is granted.

Escrow of Stock Certificates

Certificates representing the Restricted Stock will be registered in the name of the participant, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed Express, Inc. shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Rights with Respect to Shares

 During the period in which any shares of restricted stock granted under the Employee Plan or Director Plan are subject to any restrictions, the participant to whom such shares have been awarded will have all the rights of a shareholder with respect to such shares, including the right to vote such shares and the right to receive dividends on such shares.

Restrictions and Adjustments

 Restricted stock grants under the Employee Plan and Director Plan may not be assigned, transferred or pledged by the participant, other than by will or the laws of descent and distribution (unless assigned or transferred to the company) prior to the time at which all applicable restrictions imposed under the terms of the relevant award have expired, lapsed, or have been waived or satisfied.

In the event of any change in the Company’s common stock by reason of recapitalization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, (i) the numbers and class of shares covered by outstanding awards under the Employee Plan and Director Plan, and (ii) the aggregate number and class of shares available under the Employee Plan and Director Plan, would be adjusted by the Compensation Committee or Board of Directors, respectively. Any new, additional or different securities to which the participant is entitled with respect to an award by reason of such adjustment shall be deemed to be restricted stock and shall be subject to the same terms, conditions, and restrictions as the award so adjusted.

Change in Control

 Pursuant to the Employee Plan and Director Plan, unless an award agreement expressly provides otherwise, upon the effective date of a “change in control” of the Company, any restricted period imposed on an award would immediately terminate. For purposes of the Employee Plan and Director Plan, a “change in control” means the happening of any of the following events:

●	any individual, entity or group becomes the owner of 20% or more of the Company’s outstanding common shares;
●

there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

●

the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's common stock immediately before such transaction.

Amendment or Termination of Plans; Amendments to Awards

The Employee Plan may be amended, suspended, discontinued, or terminated by the Compensation Committee without the consent of any shareholder, plan participant, or other holder of an award under the Employee Plan, and the Director Plan may be amended, suspended, discontinued, or terminated by the Board of Directors without the consent of any shareholder, plan participant, or other holder of an award under the Director Plan. However, without the approval of shareholders, no such amendment, suspension, discontinuation or termination may be made that would increase the total number of shares available for awards under the plans, extend the duration of the plans, or materially increase the benefits accruing to participants under the plans.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2018, Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, and Frank J. Formica served on the Compensation Committee. None of our Compensation Committee members have ever been an officer or employee of the Company or of any of our subsidiaries and none of our executive officers have served on the Compensation Committee or Board of Directors of any Company of which any of our other directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions; however, the Audit Committee does not have a written policy regarding the approval of related party transactions. As part of its review of a related party transaction, the Audit Committee considers:

●	the nature of the related party’s interest in the transaction;
●	the material terms of the transaction, including the amount involved and type of transaction;
●	the importance of the transaction to the related party and to us;
●	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and
●	any other matters the Audit Committee deems appropriate.

Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the Board.

OTHER MATTERS

       Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended March 31, 2018, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports of Form 8-K and other information filed by the Company with the SEC, are available to the public free of charge over the internet at our website at www.1800petmeds.com under the section “About Us” located at the bottom of the page or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

Delray Beach, Florida June 11, 2018	By Order of the Board of Directors, MENDERES AKDAG Chief Executive Officer, President, Director

PETMED EXPRESS, INC.

The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, July 27, 2018, at 1:00 P.M. Eastern Time, at the Company's Headquarters, Delray Beach, Florida, 33445 and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.

If no direction is made, this proxy will be voted FOR all nominees listed, and items 2 - 3.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

To change your address, please mark this box. ☐

▲FOLD AND DETACH HERE▲

1-800-PetMeds®
America's Largest Pet Pharmacy

PETMED EXPRESS, INC. ADMISSION TICKET

2018 ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, JULY 27, 2018 AT 1:00 P.M. ET

TO BE HELD AT THE COMPANY'S HEADQUARTERS,

420 SOUTH CONGRESS AVENUE, DELRAY BEACH, FL 33445

THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 27, 2018. This Proxy Statement and our 2018 Annual Report to Stockholders are available at:
http://www.viewproxy.com/1800petmeds/2018

The Board of Directors unanimously recommends a vote "FOR" all items.

Votes must be indicated (x) in Black or Blue Ink. ☒

1. To elect six (6) Directors to the Board of Directors:

FOR all nominees listed below	**WITHHOLD AUTHORITY** to vote for all nominees listed below	***EXCEPTIONS**
☐	☐	☐

Nominees: 01 Menderes Akdag, 02 Leslie C.G. Campbell, 03 Frank J. Formica, 04 Gian M. Fulgoni, 05 Ronald J. Korn, and 06 Robert C. Schweitzer

Instructions: To withhold authority to vote for any individual nominee, mark the "*EXCEPTIONS" box and write that nominee's name in the space provided below.

*EXCEPTIONS

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

I plan on attending the meeting ☐

Dated: ____________________, 2018

Signature ____________________________

Signature ____________________________

The signature of this Proxy should correspond exactly with the stockholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

CONTROL NUMBER

▲FOLD AND DETACH HERE▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

1-800-PetMeds®
America's Largest Pet Pharmacy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/1800petmeds/2018

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 19, 2018 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of PETMED EXPRESS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of PetMed Express, Inc. will be held on July 27, 2018 at 1:00 p.m. Eastern Time at The Company's Headquarters, 420 South Congress Avenue, Delray Beach, Florida 33445 for the following purposes:

1. To elect six (6) Directors to the Board of Directors:

   Nominees: 01 Menderes Akdag, 02 Leslie C.G. Campbell, 03 Frank J. Formica, 04 Gian M. Fulgoni, 05 Ronald J. Korn, and 06 Robert C. Schweitzer
2. An advisory (non-binding) vote on executive compensation.
3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2019 fiscal year.

The Board of Directors unanimously recommends a vote "FOR" all nominees listed and "FOR" items 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://viewproxy.com/1800petmeds/2018. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

The following proxy materials are available to you to review at: http://viewproxy.com/1800petmeds/2018

- 2018 Proxy Statement
- 2018 Annual Report

If you require directions to the annual meeting, please call 1-800-738-6337, ext. 8195

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call **1-877-777-2857**

or

By logging onto http://viewproxy.com/1800petmeds/2018

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.